UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 19, 2008
GLG Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
399 Park Avenue, 38th Floor
New York, New York 10022

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 224-7200
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters.
     On December 19, 2008, GLG Partners, Inc. (the “Company”) issued a press release announcing that the Company had entered into a definitive agreement with Société Générale Asset Management (“Société Générale”) for the acquisition of Société Générale Asset Management UK, Société Générale’s UK long only asset management business. The Company’s press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     99.1     Press Release of the Company dated December 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By:	/s/ Alejandro San Miguel

	Name:	Alejandro San Miguel
	Title:	General Counsel and Corporate Secretary

Date: December 19, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company dated December 19, 2008.